UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 24, 2003

Tuesday Morning Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-19658	75-2398532
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6250 LBJ Freeway
Dallas, Texas 75240
(Address, including zip code, of principal executive offices)

(972) 387-3562
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

99.1	Press Release dated April 24, 2003, announcing certain changes in its executive officers.

ITEM 9.  REGULATION FD DISCLOSURE.

On April 24, 2003, Tuesday Morning Corporation issued a press release announcing certain changes in its executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUESDAY MORNING CORPORATION

By:	/s/ Terry L. Crump
Terry L. Crump
Vice President, Finance

Date: April 24, 2003

INDEX TO EXHIBITS

Item Number	Exhibit
99.1	Press Release dated April 24, 2003, announcing certain changes in its executive officers.